NORWOOD FINANCIAL CORP
-------------------------------------------------------------------------------
    717 Main Street - Honesdale, Pennsylvania 16431 - 570-253-1455


                             FOR IMMEDIATE RELEASE

                             NORWOOD FINANCIAL CORP
                             ANNOUNCES 2003 EARNINGS

January 26, 2004

         William W. Davis, Jr., President and Chief Executive Officer of Norwood Financial Corp (Nasdaq-NWFL) and its subsidiary, Wayne Bank announced earnings for the year-ended December 31, 2003 of $4,653,000, which represented a 6.9% increase over the $4,353,000 earned in the similar period of 2002. Earnings per share, on a fully diluted basis, were $1.75 in 2003 compared to $1.68 in 2002. Cash dividends declared in 2003 were $.65 per share, an increase of 8.3% over the $.60 per share declared in the prior year. The return on average assets for the year was 1.22% with a return on equity of 11.24%. For the fourth quarter of 2003, earnings totaled $1,227,000, an increase of $98,000 or 8.7%, over the $1,129,000 earned in the similar period of 2002. Earnings per share (diluted) were $.46 with a return on assets of 1.25% and return on equity of 11.60%. These measures of profitability all compare favorable with the fourth quarter of 2002 results of earnings per share (diluted) of $.43; with a return on assets of 1.21% and a return on equity of 11.35%. The prior period per share amounts have all been adjusted to reflect the 50% stock dividend paid on June 16, 2003. Total assets as of December 31, 2003 were $387.5 million, with loans receivable of $233.7 million, deposits of $306.7 million and stockholders' equity of $42.8 million. Total assets have increased $20.0 million when compared to December 31, 2002.

         Loans receivable totaled $233.7 million as of December 31, 2003, an increase of $15.8 million, or 7.2%, from December 31, 2002. The growth was principally in commercial and residential real estate, with both portfolios showing increases over 10%. The real-estate related growth was partially offset by a continued decline in indirect automobile lending as the Company has chosen to de-emphasize this product line. Asset quality ratios remain strong. As of December 31, 2003, non-performing loans represented .06% of total loans, declining from .10% at the end of the prior year. Net charge-offs also decreased in 2003, with $539,000 in net charge-offs, compared to $700,000 in 2002.

         Net interest income for the year-ended December 31, 2003, on a fully taxable equivalent basis, was $13,945,000, declining from $14,479,000 in the similar period in 2002. The decrease in net interest income was due in part to the decline in the yield on earning assets in the current low interest rate environment, a significant amount of loan refinancing activity at lower rates and increased cash flow from the securities portfolio reinvested at lower yields. However, net interest income, fully taxable equivalent, for the fourth quarter of 2003 totaled $3,629,000 and reflected an increase as compared to $3,588,000 in the similar period of 2002.

         Other income for the current year totaled $3,493,000, an increase of $489,000 over the $3,004,000 earned in 2002. The year-ended December 31, 2003, includes $692,000 in gains on sales of securities compared to $427,000 in prior year. The gains were principally due to the sale of corporate bonds, equity holdings of other financial institutions and mortgage-backed securities. Operating expenses declined $541,000 to $9,808,000 for the

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

year ended December 31, 2003 principally due to a lower level of losses on auto lease residuals.

          Norwood Financial Corp, through its subsidiary Wayne Bank, operates ten offices and twelve automated teller machines in Wayne, Pike and Monroe County in Northeastern Pennsylvania. The Company's stock is traded on the Nasdaq Market under the symbol NWFL.

         The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and therefore readers should not place undue reliance on any forward-looking statements. Norwood Financial Corp does not undertake, and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Contact:  Lewis J. Critelli
              Executive Vice President &
              Chief Financial Officer
              NORWOOD FINANCIAL CORP
              570-253-1455
              www.waynebank.com




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

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                                                                                       December 31
                                                                                   -----------------------------------------------
                                                                                           2003                     2002
                                                                                   -----------------------------------------------
ASSETS
   Cash and due from banks                                                         $              9,110     $               9,579
   Interest bearing deposits with banks                                                              64                       230
   Federal funds sold                                                                                 0                     6,435
                                                                                   ---------------------    ----------------------
          Cash and cash equivalents                                                               9,174                    16,244

  Securities available for sale                                                                 124,823                   114,843
  Securities held to maturity,  fair value 2003:$5,975   2002; $6,504                             5,748                     6,204
  Loans receivable (net of unearned Income)                                                     233,733                   217,970
   Less: Allowance for loan losses                                                                3,267                     3,146
                                                                                   ---------------------    ----------------------
     Net loans receivable                                                                       230,466                   214,824
 Investment in FHLB Stock                                                                         2,002                     1,637
  Bank premises and equipment,net                                                                 5,596                     5,986
Foreclosed real estate                                                                                0                        21
  Accrued interest receivable                                                                     1,783                     1,799
  Other assets                                                                                    7,891                     5,910
                                                                                   ---------------------    ----------------------
          TOTAL ASSETS                                                             $            387,483     $             367,468
                                                                                   =====================    ======================

LIABILITIES
  Deposits:
     Non-interest bearing demand                                                   $             39,517     $              33,453
     Interest-bearing                                                                           267,152                   258,399
                                                                                   ---------------------    ----------------------
          Total deposits                                                                        306,669                   291,852
  Short-term borrowings                                                                          12,859                     9,016
  Long-term debt                                                                                 23,000                    23,000
  Accrued interest payable                                                                        1,309                     1,654
  Other liabilities                                                                                 815                     1,821
                                                                                   ---------------------    ----------------------
          TOTAL LIABILITIES                                                                     344,652                   327,343

STOCKHOLDERS' EQUITY
  Common Stock, $.10 par value, authorized 10,000,000 shares
           issued: 2003: 2,705,715 shares,   2002: 1,803,824 shares                                 270                       180
  Surplus                                                                                         4,933                     4,762
  Retained earnings                                                                              37,042                    34,082
  Treasury stock, at cost: 2003: 21,318 shares, 2002: 31,506 shares                                (295)                     (640)
  Unearned ESOP Shares                                                                             (550)                     (750)
  Accumulated other comprehensive income                                                          1,431                     2,491
                                                                                   ---------------------    ----------------------
           TOTAL STOCKHOLDERS' EQUITY                                                            42,831                    40,125
                                                                                   ---------------------    ----------------------

          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                                              $            387,483     $             367,468
                                                                                   =====================    ======================



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


NORWOOD FINANCIAL CORP.
Consolidated Statement of Income (unaudited)
(dollars in thousands, except per share data)

                                                         Three Months Ended  December 31        Year ended December 31
                                                         -------------------------------   -------------------------------
                                                                 2003            2002             2003            2002
                                                         -------------------------------   -------------------------------
INTEREST INCOME
    Loans receivable, including fees                     $     3,653     $      3,823       $    14,506       $   15,651
    Securities                                                 1,183            1,379             4,744            5,650
     Other                                                         8               70                95              263
                                                         ------------    -------------      ------------      -----------
        Total Interest income                                  4,844            5,272            19,345           21,564

INTEREST EXPENSE
   Deposits                                                      997            1,423             4,638            6,139
   Short-term borrowings                                          26               46                99              176
   Long-term debt                                                324              324             1,286            1,298
                                                         ------------    -------------      ------------      -----------
        Total Interest expense                                 1,347            1,793             6,023            7,613
                                                         ------------    -------------      ------------      -----------
NET INTEREST INCOME                                            3,497            3,479            13,322           13,951
PROVISION FOR LOAN LOSSES                                        165              150               660              630
                                                         ------------    -------------      ------------      -----------
NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                                           3,332            3,329            12,662           13,321

OTHER INCOME
    Service charges and fees                                     455              475             1,846            1,788
    Income from fiduciary activities                              61               59               250              236
   Net realized gains on sales of securities                     150                                692              427
      Other                                                      132               86               705              553
                                                         ------------    -------------      ------------      -----------
        Total other income                                       798              620             3,493            3,004

OTHER EXPENSES
      Salaries and  employee benefits                          1,235            1,172             4,916            4,847
       Occupancy, furniture and equipment , net                  340              325             1,401            1,276
       Data processing related                                   134              150               549              556
       Losses on lease residuals                                  25               80                50              870
      Taxes, other than income                                    89               78               256              222
      Professional Fees                                           82               33               277              186
       Other                                                     545              547             2,359            2,392
                                                         ------------    -------------      ------------      -----------
        Total other expenses                                   2,450            2,385             9,808           10,349

INCOME BEFORE TAX                                              1,680            1,564             6,347            5,976
INCOME TAX EXPENSE                                               453              435             1,694            1,623
                                                         ------------    -------------      ------------      -----------
NET INCOME                                               $     1,227     $      1,129       $     4,653       $    4,353
                                                         ============    =============      ============      ===========

Basic earnings per share  *                              $      0.47     $       0.44       $      1.79       $     1.70
                                                         ============    =============      ============      ===========

Diluted earnings per share  *                            $      0.46     $       0.43       $      1.75       $     1.68
                                                         ============    =============      ============      ===========



* Reflects three-for-two stock split paid June 16, 2003, in the form of a 50% stock dividend


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


NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

Three Months Ended December 31                         2003           2002
------------------------------
                                                    -----------   ------------

Net interest income                                $   3,497     $     3,479
Net income                                             1,227           1,129
Net interest spread (fully taxable equivalent)          3.61%           3.68%
Net interest margin (fully taxable equivalent)          3.92%           4.08%
Return on average assets                                1.25%           1.21%
Return on average equity                               11.60%          11.35%
Basic  earnings per share *                        $    0.47     $      0.44
Diluted earnings per share *                            0.46            0.43

Year ended December 31
----------------------

Net interest income                                   13,322          13,951
Net income                                             4,653           4,353
Net interest spread (fully taxable equivalent)          3.51%           3.82%
Net interest margin (fully taxable equivalent)          3.86%           4.26%
Return on average assets                                1.22%           1.21%
Return on average equity                               11.24%          11.60%
Basic  earnings per share *                        $    1.79     $      1.70
Diluted earnings per share *                       $    1.75     $      1.68

As of December 31
-----------------

Total Assets                                       $ 387,483     $   367,468
Total Loans receivable                               233,733         217,970
Allowance for loan  losses                             3,267           3,146
Total deposits                                       306,669         291,852
Stockholders' equity                                  42,831          40,125
Trust Assets  under management                        73,991          60,102

Book value per share *                             $   15.96     $     15.09
Equity to total assets                                 11.05%          10.92%
Allowance to total loans receivable                     1.40%           1.44%
Nonperforming loans to total loans                      0.06%           0.10%


* Reflects three-for-two stock split paid June 16, 2003, in the form of a 50% stock dividend


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

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                                December 31        September 30          June 30         March 31       December 31
                                                   2003               2003                2003             2003            2002
                                              ------------       -------------        ------------     -----------     ------------
ASSETS
   Cash and due from banks                    $     9,110              11,870              12,196          11,069      $     9,579
   Interest bearing deposits with banks                64                 796                  62             144              230
   Federal funds sold                                   -               3,400               7,050          10,680            6,435
          Cash and cash equivalents                 9,174              16,066              19,308          21,893           16,244

  Securities available for sale                   124,823             127,437             120,282         110,480          114,843
  Securities held to maturity                       5,748               6,193               6,173           6,206            6,204
  Loans receivable (net of unearned Income)       233,733             228,884             225,222         220,426          217,970
   Less: Allowance for loan losses                  3,267               3,272               3,294           3,212            3,146
                                              ------------       -------------        ------------     -----------     ------------
     Net loans receivable                         230,466             225,612             221,928         217,214          214,824
 Investment in FHLB stock                           2,002               1,935               1,865           1,832            1,637
  Bank premises and equipment, net                  5,596               5,629               5,740           5,861            5,986
  Foreclosed real estate                                                   11                  11              11               21
  Other assets                                      9,674               9,834               7,294           7,131            7,709
                                              ------------       -------------        ------------     -----------     ------------
          TOTAL ASSETS                        $   387,483             392,717             382,601         370,628      $   367,468
                                              ============       =============        ============     ===========     ============

LIABILITIES
   Deposits:
     Non-interest bearing demand              $    39,517              45,846              40,699          34,419      $    33,453
      Interest- bearing deposits                  267,152             269,614             266,493         261,495          258,399
                                              ------------       -------------        ------------     -----------     ------------
          Total deposits                          306,669             315,460             307,192         295,914          291,852
   Other borrowings                                35,859              32,925              30,589          30,951           32,016
  Other liabilities                                 2,124               2,497               3,087           3,200            3,475
                                              ------------       -------------        ------------     -----------     ------------
          TOTAL LIABILITIES                       344,652             350,882             340,868         330,065          327,343

STOCKHOLDERS' EQUITY                               42,831              41,835              41,733          40,563           40,125

                                              ------------       -------------        ------------     -----------     ------------
          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY         $   387,483             392,717             382,601         370,628      $   367,468
                                              ============       =============        ============     ===========     ============




                                                                             7

NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)


                                                       December          September         June 30          March 31    December 31
Three months ended                                       2003              2003             2003              2003         2002
                                                   ------------------------------------ ---------------  --------------------------
INTEREST INCOME
    Loans receivable, including fees               $      3,653            3,590           3,627      $     3,636    $     3,823
    Securities                                            1,183            1,148           1,157            1,256          1,379
    Other                                                     8               22              32               33             70
                                                   -------------    -------------    ------------     ------------   ------------
          Total Interest income                           4,844            4,760           4,816            4,925          5,272

INTEREST EXPENSE
    Deposits                                                997            1,114           1,222            1,305          1,423
    Borrowings                                              350              347             346              342            370
                                                   -------------    -------------    ------------     ------------   ------------
        Total Interest expense                            1,347            1,461           1,568            1,647          1,793
NET INTEREST INCOME                                       3,497            3,299           3,248            3,278          3,479
PROVISION FOR LOAN LOSSES                                   165              165             165              165            150
                                                   -------------    -------------    ------------     ------------   ------------
NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                                      3,332            3,134           3,083            3,113          3,329

OTHER INCOME
    Service charges and fees                                455              489             460              442            475
    Income from fiduciary activities                         61               85              54               50             59
   Net realized gains on sales of securities                150              156             243              143              0
      Other                                                 132              155             165              253             86
                                                   -------------    -------------    ------------     ------------   ------------
          Total other income                                798              885             922              888            620

OTHER EXPENSES
      Salaries and  employee benefits                     1,235            1,232           1,219            1,230          1,172
       Occupancy, furniture and equipment , net             340              346             359              356            325
       Losses on lease residuals                             25                0              25                0             80
       Other                                                850              839             872              880            808
                                                   -------------    -------------    ------------     ------------   ------------
          Total other expenses                            2,450            2,417           2,475            2,466          2,385

INCOME BEFORE TAX                                         1,680            1,602           1,530            1,535          1,564
INCOME TAX EXPENSE                                          453              408             408              425            435
                                                   -------------    -------------    ------------     ------------   ------------
NET INCOME                                         $      1,227            1,194           1,122      $     1,110    $     1,129
                                                   =============    =============    ============     ============   ============

Basic  earnings per share *                        $       0.47             0.46            0.43      $      0.43    $      0.44
                                                   =============    =============    ============     ============   ============

Diluted earnings per share *                       $       0.46             0.45            0.42      $      0.42    $      0.43
                                                   =============    =============    ============     ============   ============

Book Value per share *                             $      15.96            15.60           15.69      $     15.26    $     15.09

Return on average equity                                  11.60%           11.41%          10.92%           11.12%         11.35%
Return on average assets                                   1.25%            1.22%           1.19%            1.23%          1.21%

Net interest spread                                        3.61%            3.44%           3.44%            3.55%          3.68%
Net interest margin                                        3.92%            3.80%           3.81%            3.94%          4.08%

Allowance for loan losses to total loans                   1.40%            1.43%           1.46%            1.46%          1.44%
Net charge-offs to average loans (annualized)              0.29%            0.33%           0.15%            0.18%          0.27%
Nonperforming loans to total loans                         0.06%            0.13%           0.18%            0.08%          0.10%
Nonperforming assets to toal assets                        0.04%            0.08%           0.11%            0.05%          0.07%



*Adjusted for a three-for-two stock split payable in the form of a 50% stock dividend, paid June 16, 2003.


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